SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Sublease”) is made and entered into as of September 3, 2021 (the “Effective Date”), by and between VOYAGER THERAPEUTICS, INC., a Delaware corporation (“Sublandlord”), and BIONTECH US INC, a Delaware corporation (“Subtenant”).

RECITALS

A.UP 45/75 Sidney Street, LLC (“UP 47/75 Sidney” and together with its successors and assigns, “Prime Landlord”) and Sublandlord entered into that certain Lease dated April 1, 2014, including Exhibits, as amended by that certain First Amendment to Lease Agreement (the “First Amendment”) dated as of December 23, 2015, as further amended by that certain Second Amendment to Lease Agreement (the “Second Amendment”) dated as of February 5, 2018 and as further amended by that certain Third Amendment to Lease Agreement (the “Third Amendment”) dated as of June 1, 2018 (as it may be further amended from time to time, the “Prime Lease”), pursuant to which Prime Landlord has leased to Sublandlord certain premises (the “Premises”) in the building (the “Building”) located at 75 Sidney Street, Cambridge, Massachusetts with total rentable floor area of 137,958 (“Total Rentable Floor Area of Building”). Pursuant to that certain Assignment and Assumption Agreement (Ground Lease) effective March 12, 2021, UP 45/75 Sidney assigned its interest as tenant under that certain Amended and Restated Construction and Lease Agreement 45 Sidney, 75 Sidney and 101 Pacific Street, dated as of December 15, 1997, by and between Massachusetts Institute of Technology and UP 45/75 Sidney (as the same may be amended, restated, modified or supplemented from time to time, the “Ground Lease”) to BRE- BMR Pilgrim & Sidney LLC . A copy of the Prime Lease is attached hereto as Schedule A and made a part hereof to the extent set forth in Sections 7 and 8 of this Sublease. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Prime Lease.

B.Sublandlord has agreed to sublet to Subtenant, and Subtenant has agreed to sublet from Sublandlord, the Subleased Premises (defined below) upon and subject to the terms and conditions of this Sublease.

NOW, THEREFORE, for and in consideration of the rents herein provided and of the terms, covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, and intending to be legally bound hereby, Sublandlord and Subtenant hereby covenant and agree as follows:

1.Demise. Subject to all of the provisions of this Sublease, Sublandlord hereby demises and subleases to Subtenant, and Subtenant hereby subleases, takes and hires from Sublandlord: (i) a portion of the Premises, which consist of approximately 17,931 rentable square feet located on the fifth (5th) floor of the Building and shown on attached Schedule B; (ii) all non- exclusive appurtenant rights set forth in Section 2.2 of the Prime Lease; and (iii) the exclusive use of the acid neutralization system serving the fifth (5th) floor of the Building (collectively, the

“Subleased Premises”). The square footage set forth herein is deemed conclusive. Subject to the provisions of Section 2.4 of the Prime Lease, Subtenant shall lease 20 parking spaces in the 30 Pilgrim Street Garage (the “Parking Spaces”), such Parking Spaces shall be available to Subtenant during the Term in accordance with the terms and conditions of the Prime Lease, including, without limitation, the payment for such Parking Spaces shall constitute Additional Rent. Subject to Section 2.2 of the Prime Lease, from and after the Term Commencement Date, Subtenant shall have 24 hour, seven day per week access to the Subleased Premises and the Parking Spaces.

2.Term of this Sublease. The term of this Sublease (as the same may be earlier terminated in accordance with this Sublease, the “Term”) shall commence on the later to occur of
(i)September 1, 2021, (ii) the date on which Prime Landlord provides the Prime Landlord Consent, or (iii) the date on which Sublandlord tenders possession of the Subleased Premises to Subtenant in conformity with the terms of this Sublease (such date being the “Term Commencement Date”) and shall end on December 31, 2024 (the “Term Expiration Date”).

3.Permitted Use. Subject to Legal Requirements, Subtenant shall use and occupy the Subleased Premises for general business and administrative offices, laboratory and biotechnology research and development, and related activities thereto, subject to any and all provisions, prohibitions and restrictions set forth in the Prime Lease (the “Permitted Use”).

4.	Sublease Annual Fixed Rent.

(a)During the Term, Subtenant shall pay to Sublandlord Annual Fixed Rent (as defined in Section 4(b) below) in equal monthly installments, in advance and without demand, on the day that is fifth (5th) calendar day prior to first (1st) of each calender month for which such payment applies (the “Rent Due Date”). The payment of Annual Fixed Rent and Additional Rent and any other charges reserved and covenanted to be paid under this Sublease with respect to the Subleased Premises (collectively, the “Rent”) shall commence on the Term Commencement Date, and shall be prorated for any partial months.

Sublandlord shall invoice Subtenant thirty (30) days prior to the Rent Due Date for all monthly installments of Annual Fixed Rent, Subtenant’s Share of Operating Expenses and Subtenant’s Share of Taxes but no delay or failure by Sublandlord in providing such a bill shall relieve Subtenant from the obligation to pay the Rent as provided herein. All payments shall be by electronic funds transfer as directed by Sublandlord, unless otherwise directed by Sublandlord by written notice given to Subtenant at least sixty (60) days’ prior to the next Rent Due Date.

(b)The annual fixed rent (“Annual Fixed Rent”) for the Term of this Sublease is payable as follows:

Months of Term	Annual Fixed Rent	Monthly Installment	Per Square Foot
1 – 12	$2,062,065.00	$171,838.75	$115.00
13 – 24	$2,123,926.95	$176,993.91	$118.45
25 – 36	$2,187,582.00	$182,298.50	$122.00
37 – Term Expiration Date	$2,253,209.46	$187,767.46	$125.66

(c)Rent shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction, or deduction, except as expressly provided herein. It is understood that this Sublease is a net Sublease and that Annual Fixed Rent is absolutely net to Sublandlord. Subtenant hereby acknowledges and agrees that the obligations of Subtenant hereunder shall be separate and independent covenants and agreements, that Rent shall continue to be payable in all events, and that the obligations of Subtenant hereunder shall continue unaffected, unless the requirement to pay Rent or perform the same shall have been abated, reduced or terminated pursuant to an express provision of this Sublease. Sublandlord and Subtenant each acknowledges and agrees that the independent nature of the obligations of Subtenant hereunder represents fair, reasonable, and accepted commercial practice with respect to the type of property subject to this Sublease, and that this agreement is the product of free and informed negotiation during which both Sublandlord and Subtenant were represented by counsel skilled in negotiating and drafting commercial subleases in Massachusetts. Such acknowledgements and agreements by Subtenant are a material inducement to Sublandlord entering into this Sublease.

5.	Additional Rent.

(a)In addition to Annual Fixed Rent, Subtenant shall pay to Sublandlord, as Additional Rent (defined below), an amount equal to Subtenant’s Share (as defined below) of the Operating Expenses for the Property, as set forth in Section 3.3 of the Prime Lease (“Subtenant’s Share of Operating Expenses”). Subtenant shall pay to Sublandlord, on the Term Commencement Date and on each Rent Due Date thereafter, an amount equal to Subtenant’s Share of Operating Expenses for such fiscal year and/or part thereof divided by the number of months therein. “Subtenant’s Share” is 13.00% and is the product of the total rentable floor area of the Subleased Premises divided by the Total Rentable Floor Area of the Building.

(b)All provisions of Section 3.3 of the Prime Lease relating to the payment of Tenant’s Operating Expenses Allocable to the Premises are hereby expressly incorporated into this Sublease with respect to the Subtenant’s Share of Operating Expenses as if the Subtenant was the Tenant thereunder with respect to Subtenant’s Share of Operating Expenses, provided that Prime Landlord shall be responsible for providing any statement of Operating Expenses set forth in Section 3.3 of the Prime Lease.

(c)In addition to Annual Fixed Rent, Subtenant shall pay to Sublandlord, as Additional Rent, an amount equal to Subtenant’s Share of Prime Landlord’s Tax Expenses for a Tax Year (Subtenant’s Share being 13.00%) pursuant to Section 3.2 of the Prime Lease (“Subtenant’s Share of Taxes”). Subtenant shall pay to Sublandlord, on the Term Commencement

Date and on each Rent Due Date thereafter, an amount equal to Subtenant’s Share of Taxes for such Tax Period or part thereof divided by the number of months therein.

(d)All provisions of Section 3.2 of the Prime Lease relating to the payment of Tenant’s Tax Expenses Allocable to the Premises are hereby expressly incorporated into this Sublease with respect to Subtenant’s Share of Taxes as if the Subtenant was the Tenant thereunder with respect to Subtenant’s Share of Taxes.

(e)If any installment or other payment of Rent is not paid by the Rent Due Date, then such unpaid amount shall bear interest, from the due date thereof until paid in full, at the Default Interest Rate. The parties agree that the late charge represents a fair and reasonable estimate of the costs that Sublandlord will incur by reason of such late payment by Subtenant. All interest and late charges accrued under this paragraph shall be deemed to be Additional Rent payable hereunder.

(f)All amounts due under this Section 5, Section 6 below and any other amounts that Subtenant assumes or agrees to pay under this Sublease that are owed to Sublandlord, including any and all other sums that may become due by reason of any default of Subtenant or failure of Subtenant’s part to comply with the agreements, terms, covenants and conditions of this Sublease to be performed by Subtenant, shall be referred to herein as “Additional Rent”.

6.Utilities and Services. Sublandlord and Subtenant acknowledge that none of the utilities serving the Premises (and therefore the Subleased Premises) are separately metered as of the Effective Date and that the Prime Landlord pays for the utilities in the Premises (and therefore the Subleased Premises) and invoices Sublandlord for the same (such invoices being referred to herein as the “Utility Invoices”). Sublandlord agrees to promptly share such Utility Invoices, prorated to adjust between the Premises retained by Sublandlord and the Subleased Premises, to Subtenant for payment with respect to the Subleased Premises and Subtenant agrees to pay Sublandlord for amounts shown on the Utility Invoices with respect to the Subleased Premises within thirty (30) days of receipt thereof. Sublandlord reserves the right to adjust the Subtenant’s share of the Utility Invoices in the event that the Sublandlord has reasonable belief, based on industry accepted methodology and supported by documentation, that Subtenant’s use of utilities in the Subleased Premises exceeds its proportionate share of the Premises. Subtenant has the right to request an adjustment to the amount due under the Utility Invoices in the event that Subtenant has reasonable belief, based on industry accepted methodology and supported by documentation, that Sublandlord’s use of utilities in the Premises (excluding the Subleased Premises) exceeds its proportionate share of the Premises The cost of such utilities shall constitute Additional Rent. If requested by Subtenant and actually in the possession of Sublandlord, Sublandlord shall provide Subtenant with reasonable documentation to substantiate the charges for utilities invoiced to Subtenant. If received by Sublandlord from Prime Landlord, Sublandlord shall provide Subtenant with a final accounting and reconciliation of amounts charged to Subtenant for utilities at the end of each Operating Fiscal Year in the same manner as set forth in Section 3.4 of the Prime Lease. If, in the future during the Term, any utilities are separately metered, Subtenant shall, thereafter, pay directly to the provider of the service all separately metered charges for steam, heat, gas, electricity, fuel and other services and utilities furnished to the Subleased Premises. Subtenant further acknowledges that Prime Landlord has no obligation to provide utilities and services to or for the Subleased Premises, except to the extent provided, and subject to the terms and conditions set forth, in Section 3.4 of the Prime Lease. Subtenant further acknowledges and agrees that it shall bear all costs and expenses for or relating to the provision of any additional utilities or services required by it, including, without limitation, all costs and expenses relating to the acquisition, installation and maintenance of any equipment required in connection therewith. Subtenant further acknowledges that it shall be responsible for all janitorial services for the Subleased Premises and all matters relating to its phone and other telecommunications and information technology services in the Building. Subtenant shall have the right to a proportionate share of emergency power that is provided to Sublandlord pursuant to Section 5.1 of the Lease.

7.	Incorporation of Terms of Prime Lease.

(a)Except as specifically provided in subparagraph (b) below of this Sublease and elsewhere in this Sublease, all of the terms, covenants, conditions and obligations contained in the Prime Lease, are by this reference incorporated herein and made a part of this Sublease with the same force and effect as if fully set forth herein, provided, however, that for purposes of such incorporation, (i) the term “Lease” as used in the Prime Lease shall refer to this Sublease,
(ii)except as expressly set forth in this Sublease, the term “Landlord” as used in the Prime Lease shall include Sublandlord in addition to Prime Landlord, (iii) the term “Tenant” as used in the Prime Lease shall refer to Subtenant, (iv) the term “Permitted Use” as used in the Prime Lease shall refer to the Permitted Use, as defined in Section 3 above, (v) the terms “Term Commencement Date” and “Expiration Date” as used in the Prime Lease shall refer, respectively, to the Term Commencement Date as defined in this Sublease and Term Expiration Date defined in this Sublease, and (vi) the term “Premises” as used in the Prime Lease shall refer to the refer to the term Subleased Premises as defined in this Sublease. Accordingly, except as otherwise specifically set forth herein, Subtenant shall have, with respect to the Subleased Premises, all of the obligations imposed upon Sublandlord as Tenant under the Prime Lease and Sublandlord hereby assigns to Subtenant benefits granted to Sublandlord as Tenant under the Prime Lease except those excluded pursuant to paragraph (b) and Section 8 below. In the event of any inconsistency between the provisions of this Sublease and the provisions of the Prime Lease, as incorporated herein, the provisions of this Sublease shall control, provided, however, that the foregoing shall not abrogate the provisions of Section 8 hereof in any way.

(b)Notwithstanding anything to the contrary in this Sublease, the following provisions of the Prime Lease shall NOT be incorporated into or made part of this Sublease:

Section 2.5, Commencement Date; Rent Commencement Date; Section 2.6, Extension Option;

Section 3.1, Annual Fixed Rent;

Section 4.5, Leasehold Improvements Allowance and Space Plan Allowance; Sections 9(a)-(c), Tenant Default;

Section 11.1, Notice of Lease; Section 11.9, Brokerage;

Section 11.12, Security Deposit; and Section 11.16, Temporary Space.

Additionally, the following provisions are not incorporated into this Sublease: Sections 2, 4 and 6 of the First Amendment; Sections 3, 4, 5, 6, 11 and 12 of the Second Amendment; and Sections 3, 4, 5, 6, 11 and 12 of the Third Amendment. Exhibits A, B, E, F, H, and I to the Prime Lease are not incorporated herein.

8.	Subject to the Prime Lease and Ground Lease.

(a)This Sublease shall be subject and subordinate in all respects to the Prime Lease and the Ground Lease and to all of its terms, covenants and conditions other than those specifically excluded pursuant to Section 7(b) of this Sublease. Subtenant shall not do, or permit to suffer to be done, any act or omission by Subtenant, its agents, employees, contractors or invitees which is prohibited by the Prime Lease or the Ground Lease, or which would constitute a violation or default thereunder. Subtenant hereby assumes and agrees to perform all obligations of Sublandlord as Tenant under the Prime Lease applicable to the Subleased Premises, and Subtenant agrees to abide by and comply with all of the provisions of the Prime Lease applicable to the Subleased Premises during the Term of this Sublease, except to the extent otherwise expressly provided in this Sublease. Notwithstanding any provision contained in this Sublease or the Prime Lease, Subtenant shall have no option to renew or extend the Term hereof, to expand the Subleased Premises, or to receive tenant improvement allowances or other tenant incentives. Subtenant agrees that any time the consent of Prime Landlord is required under the Prime Lease, the consent of Sublandlord will also be required hereunder using the same standards for such consent placed upon Prime Landlord under the Prime Lease and Sublandlord shall have no obligation to give such consent unless Prime Landlord has consented pursuant to the terms of the Prime Lease. Subtenant hereby acknowledges that Subtenant has read and is familiar with the terms and conditions of the Prime Lease, and Subtenant further hereby acknowledges and agrees that, except as otherwise specifically set forth in this Sublease, Sublandlord expressly retains and reserves all rights and benefits applicable to Sublandlord as Tenant under the Prime Lease.

(b)Without limiting Sublandlord’s covenants in Section 8(d) below, should the Prime Lease expire or terminate during the term of this Sublease for any reason, this Sublease shall automatically terminate on the date of expiration or termination of the Prime Lease, with the same force and effect as if such expiration or termination date had been specified in this Sublease as the Term Expiration Date hereof.

(c)Sublandlord represents to Subtenant that the Prime Lease is in full force and effect, that the Prime Lease constitutes the entire agreement between Prime Landlord and Sublandlord concerning the Subleased Premises, and that, to the best of Sublandlord’s knowledge, as of the Effective Date, no Event of Default under the Prime Lease on the part of Sublandlord or Prime Landlord has occurred and is continuing, and Sublandlord has neither delivered nor received a notice of any event which, with the passage of time, would constitute an Event of Default under the Prime Lease. Sublandlord agrees to promptly provide Subtenant with (i) copies of any notices of default that Sublandlord may receive from or send to Prime Landlord; and (ii) notice of the occurrence of any of the following to the extent Sublandlord receives written notice of the same: the taking of the estate created in the Prime Lease on execution or other process of law; a judicial declaration that the Sublandlord is bankrupt or insolvent according to law; any assignment of the property of the Sublandlord for the benefit of creditors; the appointment of a receiver, guardian, conservator, trustee in bankruptcy or other similar office to take charge of all or any substantial part of the Sublandlord’s property by a court of competent jurisdiction; or the filing of an involuntary petition against the Sublandlord under any provisions of the bankruptcy act now or hereafter enacted if the same is not dismissed within ninety (90) days; or the filing by the Sublandlord of any voluntary petition for relief under provisions of any bankruptcy law now or hereafter enacted.

(d)For so long as Subtenant is not in default of this Sublease beyond applicable notice and cure periods, Sublandlord shall (a) not enter into any modification, amendment, replacement or other revision to the Prime Lease, or any provision thereof, which has an adverse effect on Subtenant’s rights or increases Subtenant’s obligations or liabilities under this Sublease, without, in each instance, first obtaining Subtenant’s prior written consent thereto (which consent shall be granted or withheld in Subtenant’s reasonable discretion, and not unreasonably conditioned or delayed), and (b) not intentionally breach or default under the Prime Lease.

9.Prime Landlord’s Obligations. Notwithstanding anything to the contrary in this Sublease or the Prime Lease including, without limitation, subsections (i) through (iii) of Section 7(a) above, Sublandlord shall have no obligation to perform (and Sublandlord shall not be deemed to guarantee the performance by Prime Landlord of) any of the terms, covenants or conditions contained in the Prime Lease to be performed by Prime Landlord nor to provide any services or make any repairs except as expressly set forth in this Sublease. Without limiting the foregoing, Sublandlord shall have no obligation to maintain the insurance required to be maintained by Prime Landlord pursuant to Section 7.4 of the Prime Lease or to provide any or all of the services, utilities, repairs, maintenance, or restoration work to be provided by Prime Landlord pursuant to Sections 3.4, 5.1 and Article VIII of the Prime Lease, and Sublandlord shall in no way be liable to Subtenant for any failure of Prime Landlord to maintain such insurance or provide such services, utilities, repairs, maintenance, or restoration. Sublandlord have no obligation to indemnify Subtenant for actions of the Prime Landlord. No default of Prime Landlord under the Prime Lease shall affect this Sublease or waive or defer the payment or performance of any of Subtenant's obligations hereunder. Notwithstanding the foregoing, if Prime Landlord fails to provide any services, utilities, repairs, maintenance, or restoration required under the Prime Lease, Sublandlord shall, upon the written request of Subtenant and at the direction of Subtenant, give Prime Landlord notice of such failure and use commercially reasonable efforts to exercise such rights and remedies as are available to Sublandlord under the Prime Lease to effect such performance; provided, however, that Subtenant shall have no right to cause Sublandlord to exercise any right of Sublandlord to terminate the Prime Lease, whether pursuant to Section 8.3 of the Prime Lease or otherwise. Subtenant shall pay all costs and expenses, including reasonable attorneys' fees, that may be incurred by Sublandlord in enforcing the provisions of this Sublease or in enforcing Prime Landlord’s obligations under the Prime Lease if requested to do so by Subtenant. Any amounts recoved from Prime Landlord by Sublandlord (including, but not limited to, abatement of Annual Fixed Rent under the Prime Lease) that results from Sublandlord’s enforcement of Prime Landlord’s obligations under the Prime Lease shall: (i) if related to more than the Subleased Premises, Subtenant shall only be required to contribute to related costs and expenses on a pro rata basies and a pro rata amount of amounts recovered shall be allocated to Subtenant; or (ii) if related exclusively to the Subleased Premises, all costs and expenses and any amounts recovered shall be allocated entirely to Subtenant.

10.Insurance. Subtenant shall procure, pay for, and keep in force throughout the Term, all insurance required under the Prime Lease to be carried by Tenant thereunder with respect to the Subleased Premises in accordance with the terms of Section 7.2 of the Prime Lease. Such insurance shall name Sublandlord and Prime Landlord, and others as set forth in the Prime Lease, as additional insureds with respect to liability insurance. Subtenant shall furnish Sublandlord and Prime Landlord with certificates of insurance evidencing compliance with the foregoing insurance requirements simultaneously with the execution of this Sublease.

11.Additional Covenants of Subtenant. Subtenant covenants as follows during the Term and such further time as Subtenant occupies any part of the Subleased Premises:

(a)At the expiration or termination of this Sublease, Subtenant shall peaceably quit and surrender to Sublandlord the Subleased Premises in accordance with all requirements of Section 11.10 of the Prime Lease and will have the Subleased Premises decontaminated and decommissioned by a certified industrial hygienist at Subtenant’s sole cost and expense, such certified industrial hygienist and decommissioning plan to be first approved by Sublandlord.

(b)Subtenant shall abide by all requirements of the Prime Lease, including without limitation, Section 6.1 of the Prime Lease with regard to the Permitted Uses of the Subleased Premises, Section 5.2 with regard to the maintenance and repair of the Subleased Premises, and Section 6.6 with regard to floor load in the Subleased Premises.

(c)Subtenant will faithfully observe and comply with all rules and regulations promulgated in writing by Prime Landlord pursuant to Section 6.3 of the Prime Lease (Subtenant hereby acknowledging receipt and review of the Rules and Regulations attached as Exhibit D to the Prime Lease, which Exhibit, as the same may be modified from time to time over the Term hereof, Subtenant acknowledges, is incorporated into this Sublease as if set forth at length herein).

(d)Subtenant shall be responsible at its sole cost and expense for complying with, and keeping the Subleased Premises in compliance with, all applicable Legal Requirements and for obtaining all required permits (the “Required Permits”), including, without limitation, the MWRA permit. Subtenant shall provide Sublandlord with a copy of all Required Permits, evidence of its own pH neutralization system, and a list of all chemical inventory and/or Hazardous Materials and associated quantities on the Effective Date and each anniversary of the Term Commencement Date.

(e)Subtenant covenants and agrees, to the maximum extent permitted by Legal Requirements, that all of Subtenant’s Property shall be at the sole risk and hazard of Subtenant, as set forth in Section 7.3 of the Prime Lease.

(f)Sublandlord acknowledges that (i) Subtenant is a wholly-owned subsidiary of BioNTech SE (“Parent”) which, as of the Effective Date is a public company traded on the NASDAQ   exchange   and   subject   to   the   public   reporting   requirements   of   the Securities Exchange Act of 1934 (the “’34 Act”), and (ii) Subtenant’s financial statements are consolidated into Parent’s financial statements. Subtenant shall deliver to Sublandlord, within thirty (30) days after Sublandlord’s reasonable request, the most recent audited balance sheet and related statements of income, shareholders’ equity and cash flow statements of Parent which shall be prepared by an independent certified public accountant. Notwithstanding the foregoing, Subtenant’s obligation to provide financial statements to Sublandlord under this Section 11(f) shall be suspended for all periods of time during which Parent continues to be subject to the public reporting requirements of the ’34 Act.

(g)Subtenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future Legal Requirements and hereby waives any statutory notice and grace periods provided by law.

12.	Indemnity.

(a)Except to the extent caused by the negligence or willful misconduct of any of Sublandlord or the Prime Landlord, Subtenant shall defend, indemnify and save Sublandlord and the Prime Landlord harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from:

(i)	Subtenant’s breach of any covenant or obligation under this

Sublease;

(ii)Any injury to or death of any person, or loss of or damage to property, sustained or occurring in, upon, at or about the Subleased Premises;

(iii)Any injury to or death of any person, or loss of or damage to property arising out of the use or occupancy of the Subleased Premises by or the negligence or willful misconduct of Subtenant or its agents, servants, employees, consultants, contractors, subcontractors, licensees and/or subtenants (collectively with Subtenant, the “Subtenant Parties”); and

(iv)On account of or based upon any work or thing whatsoever done (other than by Sublandlord or the Prime Landlord) at the Subleased Premises during the Term and during the period of time, if any, prior to the Term Commencement Date that any of the Subtenant Parties may have been given access to the Subleased Premises.

(b)Except to the extent caused by the negligence or willful misconduct of any of the Subtenant Parties, Sublandlord shall defend, indemnify and save Subtenant harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising solely from (i) Sublandlord’s breach of any covenant or obligation under this Sublease or (ii) Sublandlord’s occupancy and use of the Subleased Premises prior to the Term Commencement Date.

13.	Notices.

(a)The addresses to which notices are to be sent under this Sublease and Section 24 of the Prime Lease are as follows:

To Sublandlord:

Voyager Therapeutics, Inc. 75 Sidney Street

Cambridge, MA 02139 Attention: Allison Dorval

With a copy (which shall not constitute notice) to: Voyager Therapeutics, Inc.

75 Sidney Street

Cambridge, MA 02139 Attention: Robert Hesslein

And

To Subtenant:

BioNTech

40 Erie Street

Cambridge, MA 02139 Attention: Seth Harmon

Email: seth.harmon@biontech.us

With copies (which shall not constitute notice) to:

BioNTech

40 Erie Street

Cambridge, MA 02139 Attn: Brian Kickham

Email: brian.kickham@biontech.us

BioNTech

40 Erie Street

Cambridge, MA 02139 Attn: Fran Lacombe

Email: fran.lacombe@biontech.us

Either party may inform the other in the manner provided for the giving of notices of any change in address.

(b)Whenever notice is required to be given to Prime Landlord under the Prime Lease, or notice is required to be given to Sublandlord under this Sublease, Subtenant shall provide Sublandlord with such notices sufficiently in advance of the time that Sublandlord is required to transmit notice to Prime Landlord. All notices required hereunder shall be delivered in the manner set forth in Section 11.2 of the Prime Lease.

14.Assignment and Subletting. Subtenant shall have the right to sublease or assign this Sublease in its entirety, subject to Prime Landlord’s and Sublandlord’s prior written consent.

Sublandlord’s consent shall not be unreasonably withheld, conditioned or delayed; provided in all instances such right to assign or sublease shall be subject to all of the terms and conditions of Section 6.8 of the Prime Lease and that the Prime Landlord has granted its consent pursuant thereto. Notwithstanding anything set forth in this Sublease to the contrary, Subtenant may assign this Sublease without Sublandlord’s or Prime Landlord’s prior consent in connection with any transaction that is a Permitted Transfer pursuant to the provisions of Section 6.8 of the Prime Lease; provided, that with respect to any Permitted Transfer proposed by Subtenant under clause (b)(i) of the second paragraph of Section 6.8, the net assets of the Acquiring Company at the time of the transfer or merger shall not be less than One Hundred Million and 00/100 Dollars ($100,000,000.00).

15.	Condition, Acceptance and Use of Subleased Premises; Disclaimer of Warranty.

(a)Subtenant shall and does hereby accept the Subleased Premises, in their “AS-IS, WHERE-IS” condition, and with all faults, existing as of the Term Commencement Date; provided however; Sublandlord shall deliver the Subleased Premises to Subtenant on the Term Commencement Date (i) in substantially the same condition as the Subleased Premises are in on the Effective Date, reasonable wear and tear excepted; (ii) in broom clean condition; (iii) free of personal property (other than the furniture and equipment set forth in Section 15(b) below) and occupants; and (iv) decontaminated and decommissioned by a certified industrial hygienist at Sublandlord’s sole cost and expense. Without limiting the foregoing, Subtenant acknowledges that no representations have been made to Subtenant with respect to the condition of the Subleased Premises and that Subtenant has relied upon its own examination of the Subleased Premises in entering into this Sublease. Furthermore, Subtenant further acknowledges and agrees that, (a) Subtenant has had full opportunity to examine the Subleased Premises and is fully informed, independently of Sublandlord or any employee, agent, representative, shareholder, officer or director of Sublandlord, as to the character, construction and structure of the Subleased Premises; and (b) neither Sublandlord nor any of Sublandlord’s employees, agents, representatives, shareholders, officers or directors, nor Prime Landlord nor any of Prime Landlord’s employees, agents, representatives, shareholders, officers or directors, has made any representations, warranties or promises with respect to the Subleased Premises, including, without limitation, any representation or warranty as to fitness thereof for any purpose.

(b)Sublandlord hereby agrees that, during the Term hereof, Subtenant shall have the use of the existing furniture and equipment listed on Schedule C which is located in the Subleased Premises. All furniture and equipment shall be tendered to Subtenant on the Term Commencement Date in its then “AS-IS, WHERE-IS” condition and shall be left on the Subleased Premises by Subtenant at the end of the Lease Term subject to normal wear and tear. Sublandlord makes no representations about the condition of any furniture or equipment or its fitness for any purpose.

16.Alterations. Subtenant shall not make any alterations, decorations, installations, removals, additions, improvements (collectively herein and in the Prime Lease referred to as “Alterations”) in or to the Subleased Premises, except as provided in Article IV of the Prime Lease and this Section 16. To the extent Subtenant desires to make any Alterations to the Subleased Premises, Subtenant shall submit to Sublandlord written plans and specifications and the proposed time schedule and contractors for the performance of such work and, provided Sublandlord deems the proposed Alterations, time schedule and contractors reasonably satisfactory and determines that the performance of such work will not expose Sublandlord to any liability, Sublandlord shall submit a request to Prime Landlord pursuant to Article IV of the Prime Lease. Notwithstanding the foregoing, subject to Prime Landlord’s consent, Sublandlord hereby (i) consents to Subtenant installing a door connecting the two lab suites within the Subleased Premises in the location indicated on Exhibit B, and (ii) agrees that Subtenant shall not be required to remove such door before yielding up the Subleased Premises on the Term Expiration Date.

17.Signs. Subtenant shall, at Subtenant’s sole cost and expense, be permitted, accordance with Section 6.3 of the Prime Lease, to install building standard signage identifying Subtenant’s business at the entrance of the Subleased Premises, which signage shall be subject to the Prime Landlord’s prior written consent. Subtenant shall have no other rights to place or cause to be placed signage on the interior or exterior of the Building.

18.Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder by Subtenant:

(a)If Subtenant fails to make any payment of Rent or any other payment required hereunder on the Rent Due Date if such condition continues for five (5) business days after written notice that the same are due; provided, however if Subtenant shall fail to pay any of the Rent (after receipt by Subtenant of written notice from Sublandlord) when due two (2) times in any period of twelve (12) consecutive months, then Sublandlord shall not be required to give notice to Subtenant of any future failure to pay Rent during the remainder of the Term, and such failure shall thereafter constitute an Event of Default if not cured within five (5) business days after the Rent Due Date;

(b)If Subtenant fails to perform or observe any other term or condition contained in this Sublease and such failure is not cured within fifteen (15) days after written notice from the Sublandlord, so long as the Subtenant commences such cure within the fifteen (15) days, such breach remains susceptible to cure, and the Subtenant diligently pursues such cure, such breach shall not be deemed an Event of Default;

(c)The taking of the estate hereby created on execution or other process of law; or a judicial declaration that the Subtenant is bankrupt or insolvent according to law; or any assignment of the property of the Subtenant for the benefit of creditors; or the appointment of a receiver, guardian, conservator, trustee in bankruptcy or other similar office to take charge of all or any substantial part of the Subtenant’s property by a court of competent jurisdiction; or the filing of an involuntary petition against the Subtenant under any provisions of the bankruptcy act now or hereafter enacted if the same is not dismissed within ninety (90) days; the filing by the Subtenant of any voluntary petition for relief under provisions of any bankruptcy law now or hereafter enacted.

Sublandlord shall have all of the remedies set forth in the Prime Lease upon any Event of Default by Subtenant.

19.Brokers. Sublandlord and Subtenant each warrants and represents to the other that it had no dealing with any broker or finder concerning the subletting of the Subleased Premises, except CBRE (the “Broker”) who will be paid a leasing fee by Sublandlord pursuant to a separate written agreement. Each party hereto agrees to indemnify, defend and hold the other party harmless from any and all liabilities and expenses, including, without limitation, commissions, brokerage fees and reasonable attorneys’ fees, arising out of claims against the other party by any broker, consultant, finder or like agent, other than the Broker, claiming to have brought about this Sublease based upon the alleged acts of the indemnifying party. This Section 19 shall survive the expiration or earlier termination of this Sublease.

20.Limitation of Liability. Neither Prime Landlord nor Sublandlord shall be liable to Subtenant, or any of Subtenant’s agents, employees, contractors, servants, customers, guests or invitees, for any damage to persons, animals, or property due to the condition, design, or any defect in the Subleased Premises or its mechanical systems that may exist on the Term Commencement Date or resulting from fire, explosion, falling plaster, steam, gas, air contaminants or emissions, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street, or subsurface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, except to the extent caused by or arising out of the negligence or willful misconduct of Prime Landlord or Sublandlord. Subtenant, with respect to itself and its agents, employees, contractors, servants, customers, guests or invitees, hereby expressly assumes all risks of damage to persons and property, either proximate or remote, by reason of the present or future condition of the Subleased Premises. Neither Sublandlord nor Subtenant, nor any of their respective trustees, members, managers, partners, officers, directors, shareholders, or employees, shall have any personal liability under this Sublease, it being hereby agreed that the liability of Sublandlord and Sublandlord’s trustees, managers, partners, officers, directors, shareholders, and employees for any default by Sublandlord under the terms of this Sublease shall be recoverable solely from the leasehold interest of Sublandlord in and to the Subleased Premises, and the rents, insurance and condemnation proceeds arising therefrom. Neither party to this Sublease shall be liable to the other for any indirect or consequential damages, except that this sentence shall not apply to: (i) holdover damages to the extent provided in Section 22 of this Sublease, (ii) any costs, expenses, or damages claimed by or through Prime Landlord, or (iii) any costs, expenses or damages to which either party is expressly entitled pursuant to the Prime Lease or this Sublease.

21.No Waiver. No waiver of any of the terms of this Sublease shall be binding upon Sublandlord or Subtenant unless reduced to writing and signed by such party. The failure of Sublandlord or Subtenant to insist in any one or more instances upon the strict performance of any of the covenants, agreements, terms, provisions or conditions of this Sublease, or to exercise any election or option contained herein, shall not be construed as a waiver or relinquishment, in the future or in any other instance, of such covenant, agreement, term, provisions, condition, election or option.

22.Holdover. If Subtenant shall unlawfully holdover after the end of the Term of this Sublease, Subtenant shall be considered a tenant-at-sufferance and shall pay to Sublandlord monthly holdover rent equal to 200% of the monthly Annual Fixed Rent payable in the last month of the Term, together with all Additional Rent and any other direct damages actually incurred by Sublandlord as a result of such holdover by Subtenant. In furtherance and not in limitation of the foregoing, Subtenant shall save Sublandlord, its trustees, officers, agents and employees, from and against any and all damages which Sublandlord may suffer on account of Subtenant’s hold-over in the Subleased Premises after the expiration or prior termination of this Sublease, including, without limitation, any damages for which Sublandlord may be liable pursuant to Section 11.10 of the Prime Lease.

23.	Mutual Warranties and Representations.

(a)Subtenant warrants and represents that (i) Subtenant is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in Massachusetts; (ii) Subtenant has the authority to own its property and to carry on its business in Massachusetts as contemplated under this Sublease; (iii) Subtenant is in compliance with all laws and orders of public authorities applicable to Subtenant that would impact Subtenant’s ability fully to perform its obligations under this Sublease; (iv) Subtenant has duly executed and delivered this Sublease; (v) the execution, delivery and performance by Subtenant of this Sublease (x) are within the powers of Subtenant, (y) have been duly authorized by all requisite action, (z) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Subtenant is a party or by which it or any of its property is bound, and (vi) this Sublease is a valid and binding obligation of Subtenant in accordance with its terms.

(b)Sublandlord warrants and represents that (i) Sublandlord is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in Massachusetts; (ii) Sublandlord has duly executed and delivered this Sublease; (iii) the execution, delivery and performance by Sublandlord of this Sublease (x) are within the powers of Sublandlord, (y) have been duly authorized by all requisite action, (z) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Sublandlord is a party or by which it or any of its property is bound, and (iv) this Sublease is a valid and binding obligation of Sublandlord in accordance with its terms.

24.Waiver of Jury Trial. IT IS AGREED BY AND BETWEEN SUBLANDLORD AND SUBTENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLANDLORD AND SUBTENANT, OR SUBTENANT’S USE OR OCCUPANCY OF THE SUBLEASED PREMISES. SUBTENANT FURTHER AGREES THAT IT SHALL NOT IMPOSE ANY COUNTERCLAIM IN A SUMMARY PROCEEDING OR IN ANY ACTION BASED ON NON-PAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED BY SUBTENANT HEREUNDER.

25.Quiet Enjoyment. Subject to the terms and provisions of this Sublease, the Prime Lease (including, without limitation, the rights of Prime Landlord) and the Ground Lease and subject to the payment by Subtenant of all items constituting Rent pursuant to this Sublease, and to the observance, keeping and performance of all of the other terms and provisions of this Sublease on Subtenant’s part to be observed, kept and performed, Subtenant shall lawfully, peaceably and quietly have, hold occupy and enjoy the Subleased Premises during the term hereof, without hindrance or ejection by Sublandlord or any persons claiming title that is paramount or adverse to that of Sublandlord. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

26.Lease Security. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord an amount equal to $687,355.00 (as may be reduced as set forth herein, the “Security Deposit”). Sublandlord shall retain the Security Deposit as security for the performance by Subtenant of each of its obligations hereunder. If at any time Subtenant fails to perform any of its obligations under this Sublease (beyond any applicable notice and cure period), including the payment of Rent, Sublandlord may, at its option, draw down the Security Deposit (or any portion thereof) to cure Subtenant’s default or to pay for damages caused by Subtenant’s default. In the event of any assignment of this Sublease by the Sublandlord, Sublandlord shall transfer the Security Deposit to the assignee and shall provide Subtenant with evidence of such assignment. Subtenant may provide the Security Deposit to Sublandlord either in the form of cash (via electronic funds transfer) or by letter of credit in a form attached hereto as Schedule D (the “Letter of Credit”). Subtenant shall be responsible for the payment of any fee to the issuing bank for the transfer of the Letter of Credit. Sublandlord shall return the Security Deposit, net of any amounts withheld by Sublandord to satisfy obligations under this Sublease, to Subtenant no later than sixty

(60) days following the Term Expiration Date.

27.Prime Landlord’s Consent. This Sublease shall be of no force or effect whatsoever, or be binding in any way, unless and until Prime Landlord has given its written consent to this Sublease (the “Prime Landlord Consent”). If Prime Landlord has not granted consent to this Sublease by the date that is sixty (60) days after the Effective Date (the “Prime Landlord Consent Date”), then after the Prime Landlord Consent Date, either party to this Sublease may terminate this Sublease upon fifteen (15) days’ prior written notice to the other, provided, however, that such notice shall be of no force and effect if the Prime Landlord Consent is delivered within such 15- day period; provided, further, that if the Prime Landlord denies approval of this Sublease prior to the Prime Landlord Consent Date that Sublandlord may immediately terminate this Sublease upon written notice to Subtenant.

28.Estoppel Certificate. Subtenant agrees at any time and from time to time upon not less than seven (7) days' prior written request by the Sublandlord, to execute, acknowledge and deliver to the Sublandlord a statement in writing made certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which Rent has been paid in advance, if any, stating whether or not the Sublandlord is, to the knowledge of Subtenant, in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other facts as may be reasonably requested, and any such other statements as may be required by Sublandlord. Any such statement delivered pursuant to this Section 28 may be relied upon by Prime Landlord or any actual or prospective purchaser or mortgagee of the Building or of any interest of Prime Landlord therein or any prospective assignee of Sublandlord or any ground lessor.

29.	Miscellaneous.

(a)This Sublease together with the Prime Lease, the Exhibits thereto and the Ground Lease (i) contains the entire agreement of the parties with respect to the subject matter which it covers; (ii) supersedes all prior or other negotiations, representations, understandings and agreements of, by or between the parties, which shall be deemed fully merged herein; and (iii) may not be changed or terminated orally.

(b)THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE OBLIGATIONS OF THE PARTIES HERETO ARE AND SHALL BE PERFORMABLE IN MIDDLESEX COUNTY, MASSACHUSETTS.BY EXECUTING THIS SUBLEASE, EACH PARTY HERETO EXPRESSLY (a) CONSENTS AND SUBMITS TO PERSONAL JURISDICTION CONSISTENT WITH THE PREVIOUS SENTENCE, (b) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE THAT SUCH VENUE IS NOT PROPER OR CONVENIENT AND (c) CONSENTS TO SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY MASSACHUSETTS LAW.ANY FINAL JUDGMENT ENTERED IN AN ACTION BROUGHT HEREUNDER SHALL BE CONCLUSIVE AND BINDING UPON THE PARTIES HERETO.

(c)	This Sublease may be executed in any number of counterparts, each of which

shall be deemed to be an original and all of which shall constitute one and the same instrument.

(d)The captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, construe or describe the scope of this Sublease or the meaning or intent of any provision hereof.

(e)This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding anything to the contrary set forth herein, it is hereby agreed that Sublandlord has the right to (upon consent of Prime Landlord) assign, transfer, pledge or otherwise convey any interest of Sublandlord in the Subleased Premises and/or this Sublease, and Subtenant agrees that in the event of any such transfer, Sublandlord shall automatically be released from all liability under this Sublease accruing from and after the date of such transfer of interest by Sublandlord, and Subtenant agrees to thereupon look solely to the transferee for the performance of Sublandlord’s obligations hereunder accruing from and after the date of such transfer of interest by Sublandlord.

(f)	In case any one or more of the provisions contained in this Sublease shall for

any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof and this Sublease shall be construed as if such invalid, illegal, or unenforceable provisions had never been included herein.

(g)	If any action at law or in equity, including an action for declaratory relief,

is

brought by other party hereto to enforce or interpret the provisions of this Sublease, the prevailing party in such action shall be entitled to recover reasonable attorneys’ fees from the non-prevailing party, which fees may be set by the court in the trial of such action or may be enforced in a separate action for that purpose, and which fees shall be in addition to any other relief which may be awarded in such action.

(h)Without limiting any other obligation which may survive the expiration or prior termination of the Term, all obligations on the part of each party to indemnify, defend, or hold the other harmless, and obligations arising during the Term which have not been fulfilled as of the expiration or prior termination, as set forth herein, shall survive the expiration or prior termination of the Term.

(i)	Time is of the essence in this Sublease.

(j)In the event that the date upon which any of the duties or obligations hereunder to be performed shall occur upon a Saturday, Sunday or legal holiday, then, in such event, the due date for performance of any duty or obligation shall thereupon be automatically extended to the next succeeding business day.

(k)	Neither party shall record this Sublease or a notice of lease.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed as of the day and year first above written.

SUBLANDLORD:

VOYAGER THERAPEUTICS, INC.

By: /s/ Allison Dorval  Name: Allison Dorval

Title:Chief Financial Officer

SUBTENANT:

BIONTECH US INC.

By: /s/ Richard Gaynor  Name: Richard Gaynor

Title: President

SCHEDULE A

[Copy of Prime Lease] [to be attached]

SCHEDULE B

[Floorplan] [see following page]

PLAN VIEW

SCALE: 1/4" = 1'

4,054 sf
STOOLS ONLY
EXISTING FROM 64 SIDNEY
PHONE BOOTH

280 Summer Street, Boston MA 02210, 617.423.3777

KEY PLAN:

PROJECT NOTES:

NO	REVISION/ISSUE	DATE
1	FIRST ISSUE	-.-.-
2	REVISION	-.-.-
3	REVISION	-.-.-

PROJECT NAME & ADDRESS:
Voyager
75 Sidney St
Cambridge MA

PROJECT DESCRIPTION:
Updated Floor Plan

Sales Representative:
Matt Ferali

DRAWN BY: HF
DATE: 04.24.18
SCALE: 1/4" = 1'

SHEET: 1 / 1

SCHEDULE C

[Furniture and Equipment List]

●	Autoclave (Amsco 20X20 Stage 3 serial number 41329)
●	Four (4) foot fume hood (Supreme Air)

[continued on following page]

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 1

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
1	8	E-MW8W4DO1	Duplex Outlet - Line 1
			Tag(s): 1. Team Room 512
2	8	E-MW8W4DO2	Duplex Outlet - Line 2
			Tag(s): 1. Team Room 512
3	8	E-MX8W4PTPC 18	18 in. Electrical Jumper (Panel To Panel)
			Tag(s): 1. Team Room 512
4	6	E-MX8W4PTPC 21	21 in. Electrical Jumper (Extended Panel To Panel)
			Tag(s): 1. Team Room 512
5	1	E-UN8W4BIFL	LH Receptacle Mounted Base Infeed - 72L - 8 Wire, 4 Circuit
			Tag(s): 1. Team Room 512
6	1	E-UN8W4BIFR	RH Receptacle Mounted Base Infeed - 72L - 8 Wire, 4 Circuit
			Tag(s): 1. Team Room 512
7	24	WPS-FP	Flat Plate
			Tag(s): 1. Team Room 512
8	8	E-UNWC	Duplex Hole Cover SW - Satin White Tag(s): 1. Team Room 512

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 2

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
9	10	P-DVSEOR	End of Run Base Raceway Shroud SW - Satin White Tag(s): 1. Team Room 512
10	12	WPS-UNCT24L	Regular Cantilever - Left Hand - 24D BK - Black Tag(s): 1. Team Room 512
11	12	WPS-UNCT24R	Regular Cantilever - Right Hand - 24D BK - Black Tag(s): 1. Team Room 512
12	8	S-PEDBBFJ24	Pedestal - B/B/F - 24D Paint Grade A SW - White Tag(s): 1. Team Room 512
13	6	P-DVBS3W	3-Way 90 Degree Base Raceway Shroud No SW - Satin White Tag(s): 1. Team Room 512
14	12	P-DVBS90	2-Way 90 Degree Base Raceway Shroud No SW - Satin White Tag(s): 1. Team Room 512
15	8	W-WS2442	Rectangular - 2mm Edge - 24D x 42W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 1. Team Room 512

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 3

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
16	8	W-WS2478	Rectangular - 2mm Edge - 24D x 78W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 1. Team Room 512
17	8	P-DVFPPM502 4	Hard Surface Panel - Powered - 50H x 24W SW - Satin White No Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Panel Trim Paint Grade A SW Satin White Tag(s): 1. Team Room 512
18	8	P-DVFPPM504 2	Hard Surface Panel - Powered - 50H x 42W SW - Satin White No Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Panel Trim Paint Grade A SW Satin White Tag(s): 1. Team Room 512
19	8	P-DVFRPM503 0	Hard Surface Panel - Non Powered - 50H x 30W No SW - Satin White Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Panel Trim Paint Grade A SW Satin White CONTINUED...

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 4

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
			Tag(s): 1. Team Room 512
20	10	P-DVFRPM5036	Hard Surface Panel - Non Powered - 50H x 36W No SW - Satin White Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Panel Trim Paint Grade A SW Satin White Tag(s): 1. Team Room 512
21	10	P-DVFRPM5042	Hard Surface Panel - Non Powered - 50H x 42W No BK - Black Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Panel Trim Paint Grade A SW Satin White Tag(s): 1. Team Room 512
22	25	WPS-FP	Flat Plate Tag(s): 2. Private Offices
23	25	O-PL2525	Desking 2.5 x 2.5 in. Post Leg Painted Oxygen Grade A Paint Selection SW - White Tag(s): 2. Private Offices

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 5

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
24	13	S-PEDBBFJ24	Pedestal - B/B/F - 24D Paint Grade A SW - White Tag(s): 2. Private Offices
25	7	WFS-AL22718	A-Leg - 2.5 x 2.5 Post - 27H - 18 Depth Paint Grade A SW - White Tag(s): 2. Private Offices
26	4	WFS-AL22724	A-Leg - 2.5 x 2.5 Post - 27H - 24 Depth Paint Grade A SW - White Tag(s): 2. Private Offices
27	2	A-UNSUF1624	Universal Up-Mount Privacy Screen - Tackable Fabric 16 X 24 Fabric Grade A Directional Fabric - Grade A New England Concord Fabric Grade A Directional Fabric - Grade A New England Concord Paint Grade A SW - White Tag(s): 2. Private Offices
28	7	WFS-FLSPF1E 18	FLSP F - Female 1 End - 18D 2mm Grade A 2MM Edge - Grey Value Skipped Option Tag(s): 2. Private Offices
29	2	WFS-FLSPMEF 18	FLSP A - Male 1 End Flush - 18D 2mm Grade A 2MM Edge - Grey Value Skipped Option Tag(s): 2. Private Offices
30	6	WFS-FLSPMEF 24	FLSP A - Male 1 End Flush - 24D 2mm Grade A 2MM Edge - Grey Value Skipped Option CONTINUED...

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 6

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
			Tag(s): 2. Private Offices
31	6	W-WS1854	Worksurface Rect 18"D X 54"W X 1 1/8"Th 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
32	1	W-WS1866	Worksurface Rect 18"D X 66"W X 1 1/8"Th 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
33	2	W-WS2448	Rectangular - 2mm Edge - 24D x 48W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
34	11	W-WS2454	Rectangular - 2mm Edge - 24D x 54W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet CONTINUED...

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 7

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
			Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
35	3	W-WS2460	Rectangular - 2mm Edge - 24D x 60W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
36	1	W-WS2484	Rectangular - 2mm Edge - 24D x 84W 2mm Grade A 2MM Edge - GV1/Summer Drops E - Locations 2 & 3 Grommet Cover Color Selection Grommet Cover - Grey AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Tag(s): 2. Private Offices
37	1	T-RDR3029SXG	Tbl, Rnd, 2mm, 30dx29h, Stlx30, Gld 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops TABLE GRADE A LAMINATES AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Grade A Paint For Steel Bases SW - White Tag(s): 2. Private Offices

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 8

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
38	1	T-RDR3629SX G	Tbl, Rnd, 2mm, 36dx29h, Stlx36, Gld 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops TABLE GRADE A LAMINATES AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Grade A Paint For Steel Bases SW - White Tag(s): 2. Private Offices
39	5	BA-DBRPS486 6	Aloft V2 Double Bench Powered Fixed 48 X 66 2mm Grade A EDGE DETAIL 2MM GV1/SUMMER DROPS RIGID SMOOTH 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) PAINT v2 ALOFT FIXED KITS DOUBLE BENCHES GRADE A ALOFT FIXED BASE KIT DOUBLE BENCH SATIN WHITE Oxygen Grade A Paint Selection SW - White Tag(s): 3. Lab Tech 523
40	3	BA-SBRPS246 6	Aloft V2 Single Bench Powered Fixed 24 X 66 2mm Grade A EDGE DETAIL 2MM GV1/SUMMER DROPS RIGID SMOOTH 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) PAINT v2 ALOFT FIXED KITS SINGLE BENCHES GRADE A ALOFT v2 FIXED BASE KIT SINGLE CONTINUED...

strategic spaces
280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 9

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P: 857-259-5341
F: invoices to both

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
			BENCH SATIN WHITE Oxygen Grade A Paint Selection SW - White Tag(s): 3. Lab Tech 523
41	12	E-MW8W4DO1	Duplex Outlet - Line 1 Tag(s): 3. Lab Tech 523
42	14	E-MW8W4DO2	Duplex Outlet - Line 2 Tag(s): 3. Lab Tech 523
43	8	E-UN8W4BIFS	Side Mounted Base Infeed - 72L - 8 Wire, 4 Circuit Tag(s): 3. Lab Tech 523
44	8	O-SSH1666	Spine Screen 46H Horizon 16H 66W Skipped Option Skipped Option Oxygen Grade A Paint Selection SW - White Tag(s): 3. Lab Tech 523
45	10	RZ2460A	Ritz Table (Complete), 3mm PVC Edge, Black Casters, 24"D x 60"W No Cable Management Arctic White FIN: Wilsonart Portico Teak (8210K-28) Tag(s): 4. Breakroom
46	7	CR3030	Rectangle Top, Sq. Corners 30x30 Std Laminate 3mm PVC Edge (all sides) FIN: Wilsonart Portico Teak (8210K-28) No Cable Management CONTINUED...

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 10

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
			Tag(s): 4. Breakroom
47	7	FT5226	Duracast Flip Top X Base 27 3/4 High Powder Coat White Tag(s): 4. Breakroom
48	49	6753	BAKHITA, Molded Plastic Back & Frame w/ Upholstered Seat, Armless, Std 4 Legged Base, Stacks 12 High on Dolly 6756, Stacks 8 High on Floor, GLOBAL SE Bakita Back/FramePlastic Finishes 1-Milk [MLK] Grade 02 Release (Morbern) 1-Cool Grey Tag(s): 4. Breakroom GUS - Seating U
49	8	6413	NOVELLO, Upholstered Back, Upholstered Seat, Drafting Stool w/ Footring, Armless, Std Molded Black Base, Std 2" Dual Wheel Carpet Casters, GLOBAL SEA Grade 01 Hudson (Global) 1-Grey F-Ivory Clouds Shell / Ivory Clouds Arm Color M-(STD) Black Nylon Base P-(STD) 10" Soft Descent Cylinder M-Polished Aluminum, Adjustable Footring C-Fog Dual Wheel Carpet Casters M-(STD) Standard Seat Foam M-(STD) RTA Code in Pricebook per Model Tag(s): 5. Conf Room 521 GUS - Seating

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 11

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To: Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Ship To: Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Terms: 50%Dep/BalN10

Line #	Quantity	Catalog #	Description
50	4	FBWSWM	FOOTPRINT,WORKSURFACE BRACKET,WALL MOUNT Tag(s): 6. Huddle Rooms
51	1	71K2728MLGB LY	TEEM,MEDIA LEGS,Y,BLADE,15 INCH FOOT,METAL DESIGNER WHITE DESIGNER WHITE Tag(s): 6. Huddle Rooms
52	1	71K4284MWSU L	TEEM,MEDIA WORKSURFACE,U SHAPE,LAM 1/8" MOLDED PVC C4,4X8,CENTER,CUTOUT ONLY STANDARD GROUP 1 FOG FOG Tag(s): 6. Huddle Rooms
53	1	T-RDR4229SX G	Tbl, Rnd, 2mm, 42dx29h, Stlx36, Gld 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops TABLE GRADE A LAMINATES AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) Grade A Paint For Steel Bases SW - White Tag(s): 6. Huddle Rooms
54	4	BA-DBRPS484 8	Aloft V2 Double Bench Powered Fixed 48 X 48 2mm Grade A EDGE DETAIL 2MM GV1/SUMMER DROPS RIGID SMOOTH 2mm T-Mold Edge - Grade A - Curved Edging 2MM T-Mold - GV1/Summer Drops AIS Grade A Laminates Laminate - Summer Drops - (A-T-S-W-L202) PAINT v2 ALOFT FIXED KITS DOUBLE BENCHES GRADE A CONTINUED...

strategic spaces

280 Summer St.
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 12

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
			ALOFT FIXED BASE KIT DOUBLE BENCH SATIN WHITE Paint - Oxygen - Grade C ($10) Oxygen Grade C Paint Selection SW - White Tag(s): 7. Workstations 520
55	8	E-MW8W4DO1	Duplex Outlet - Line 1 Tag(s): 7. Workstations 520
56	8	E-MW8W4DO2	Duplex Outlet - Line 2 Tag(s): 7. Workstations 520
57	1	E-UN8W4BIFS	Side Mounted Base Infeed - 72L - 8 Wire, 4 Circuit Tag(s): 7. Workstations 520
58	3	E-UN8W4J30	30 in. Electrical Jumper Tag(s): 7. Workstations 520
59	4	O-SSH1648	Spine Screen 46H Horizon 16H 48W SPINE SCREEN FABRIC INSERT A 46H HORIZON 16H 48W Fabric Grade A Directional Fabric - Grade A New England Concord SPINE SCREEN FABRIC INSERT B 46H HORIZON 16H 48W Fabric Grade A Directional Fabric - Grade A New England Concord Oxygen Grade A Paint Selection SW - White Tag(s): 7. Workstations 520

strategic spaces
280 Summer St
Boston, MA 02210
617.426.0777
www.strategicspaces.com

QUOTATION

Page: 13

Quote #	Date	Customer Order #	Customer #	Account Representative	Project #
23047	04/24/19		1736	Matt Feroli	27-20

To:
Voyager Therapeutics
75 Sidney Street

Cambridge, MA 02139

Attn:
P. 857-259-5341
F. invoices to both

Terms: 50%Dep/BalN10

Ship To:
Voyager Therapeutics
75 Sidney Street
5th Floor
Cambridge, MA 02139

Attn:

Line #	Quantity	Catalog #	Description
60	1	NB1LC	Nevins PhoneBoothw/ClearGlass Tag(s): 8. Lobby
61	1		Freight Tag(s): 8. Lobby
62	1	INSTALLATIO N	Receive, Deliver and Install per approved plans. Normal Business Hours, Non-Union Labor Voyager - 75 Sidney St., 5th Floor Tag(s): 9. All

Accepted By________________________ Title________________ Date________________

SCHEDULE D

[Form of Letter of Credit]

L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK 3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210 SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

VOYAGER THERAPEUTICS, INC. 75 SIDNEY STREET 5TH FLOOR CAMBRIDGE, MA 02139

APPLICANT:

BIONTECH US INC.

60 HAMILTON STREET

CAMBRIDGE, MA 02139

AMOUNT:US$687,355.00 (SIX HUNDRED EIGHTY SEVEN THOUSAND THREE HUNDRED FIFTY FIVE AND 00/100 U.S.DOLLARS)

EXPIRATION DATE:  ONE YEAR FROM ISSUANCE

PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT:

1. 1.BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS:

(A)	"THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN SUBLEASE BY AND BETWEEN VOYAGER THERAPEUTICS, INC., AS SUBLANDLORD, AND BIONTECH US, INC., AS S U B TENANT. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$ , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)"

OR

(B)	" VOYAGER THERAPEUTICS, INC. HEREBY CERTIFIES THAT IT HAS RECEIVED NOTICE FROM SILICON VALLEY BANK THAT THE LETTER OF CREDIT NO. _ WILL NOT BE EXTENDED, AND THAT IT HAS NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM. BIONTECH US, INC. SATISFACTORY TO VOYAGER THERAPEUTICS, INC. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$ , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)."

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JANUARY 30, 2025.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE

U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A” DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00). HOWEVER, PAYMENT OF SUCH TRANSFER FEE SHALL NOT BE A CONDITION OF SUCH TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQURIED DOCUMENTS DURING REGULAR BUSINESS HOURS, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. SHOULD BENEFICIARY WISH TO MAKE A PRESENTATION UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS, IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE OF THIS LETTER OF CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

AUTHORIZED SIGNATUREAUTHORIZED SIGNATURE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT A

FORM OF TRANSFER FORM

DATE:

TO: SILICON VALLEY BANK

3003 TASMAN DRIVERE: IRREVOCABLE STANDBY LETTER OF CREDIT

SANTA CLARA, CA 95054NO. ISSUED BY

ATTN: GLOBAL TRADE FINANCESILICON VALLEY BANK, SANTA CLARA STANDBY LETTERS OF CREDITL/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY,

(BENEFICIARY’S NAME) (SIGNATURE OF BENEFICIAR)

APPLICANT’S SIGNATURE(S) DATE

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(Name of Bank)

NY

(Address of Bank)N,

(City, State, ZIP Code) (Authorized Name and Title)

(Authorized Signature)

(Telephone number)

(NAME AND TITLE)

3638\0004\711990.9

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

APPLICANT’S SIGNATURE(S) DATE